Exhibit 99.1

GRANT THORNTON LLP 500 N. Akard St., Suite 1200 DALLAS, TX 75201	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

D +1 214 561 2300 F +1 214 561 2370

Board of Directors and Management of Stellantis Financial Services, Inc., SFS Auto Funding, LLC, SFS Auto Receivables Securitization Trust 2026-1, and J.P. Morgan Securities LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Stellantis Financial Services, Inc. (the “Sponsor, Originator and Servicer”) and SFS Auto Funding, LLC’s (the “Depositor” and together with the Sponsor, Originator and Servicer, the “Company”) pool of automobile receivables as of January 31, 2026 (the “Subject Matter”), related to SFS Auto Receivables Securitization Trust 2026-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and J.P. Morgan Securities LLC (“JP Morgan” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the pool of automobile receivables and our findings are as follows.

For the purposes of our procedures, we were instructed by the Company that:

(i) Differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•

the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•

the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•

the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Loan Agreement, Finance Agreement, Automobile Contract, Sale Contract, Defi – Bureau, Defi - Verifications, or Customer Transaction History (collectively, the “Credit File”).

Due diligence agreed-upon procedures

On January 12, 2026, and with updates through February 2, 2026, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the pool of automobile receivables (the “Automobile Receivables”) included in the Securitization Transaction. We performed the procedures indicated below on the Automobile Receivables.

Grant Thornton selected 150 Automobile Receivables (the “Sample Receivables”) on a random basis from the Data File. For each of the Sample Receivables, we compared certain characteristics (as identified in Exhibit 1) to, or recomputed certain characteristics (as identified in Exhibit 1) from, information contained in the Source Documents.

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Customer number	Credit File
2	Original amount financed	Credit File
3	First payment date (scheduled)	Credit File
4	Original term to maturity	Credit File
5	Monthly payment	Credit File
6	Interest rate	Credit File
7	Vehicle type (new/used)	Credit File
8	State	Credit File
9	Last 4 digits of the VIN	Credit File
10	FICO	Credit File
11	Term Remaining	Recomputed
12	LTV	Recomputed
13	Vehicle Manufacturer	Credit File
14	Balance	Credit File

For Characteristic 8, “State”, we were instructed by the Company that the State characteristic reflects the current address of a seller.

For Characteristic 10, “FICO”, we were instructed by the Company to use the highest FICO score among co-applicants.

For Characteristic 11, “Term Remaining”, we were instructed by the Company to use the following methodology:

• Calculate the number of full payment months beginning with the first payment date to the cut-off date of January 31, 2026.

• An account is eligible for one one-time partial payment of at least 90% to be counted as a full payment. All additional partial payments on the account will be treated as partial payments only.

• Original Term – Number of full payments made

• Use “zero” as a default value if the first payment date is after January 31, 2026.

For Characteristic 12, “LTV”, we were instructed by the Company to divide the original amount financed by the bookout vehicle value found in the Credit File.

For Characteristic 13, “Vehicle Manufacturer”, we were instructed by the Company to use the following methodology:

• “CHEVROLE” is the same as “CHEVROLET”.

We noted no discrepancies between the Data File and the Source Documents or in the recomputations.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

• Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

• Addressing the value of collateral securing any such assets being securitized;

• Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

• Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-based securities;

• Forming any conclusions; and

• Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Dallas, Texas
February 5, 2026